Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO SIXTH AMENDED AND RESTATED
INVENTORY FINANCING AGREEMENT

THIS FOURTH AMENDMENT TO SIXTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT AND PROGRAM TERMS LETTERS (this “Amendment”) dated as of October 29, 2021, is made to that certain SIXTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT dated as of February 11, 2020, among WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (“CDF”) as Agent (in such capacity as agent, the “Agent”) for the several financial institutions that may from time to time become party thereto (collectively, “Lenders” and individually, each a “Lender”) and Dealers that may from time to time become party thereto (collectively, “Dealers” and individually, each a “Dealer”) (as amended, restated, supplemented or otherwise modified, the “IFA”). All capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned to them in the IFA.

Recitals

A.        Agent and Dealers desire to amend certain terms of the IFA. The amendment set forth in Section 1(a) below requires Required Lenders’ consent. The amendment set forth in Section 1(b) below requires Lenders’ consent.

B.          Agent and Required Lenders or Lenders, as applicable, whose consent Agent has received, are willing to amend the terms of the IFA, as set forth in and subject to the terms and conditions of this Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein and in the IFA the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.            Amendments to IFA.

a.        Subsection (a) of the definition of “Permitted Indebtedness” is hereby amended by deleting the reference to “$160,000,000” and replacing it with “$360,000,000”.

b.        Section 19 is hereby amended by deleting the reference to “November 1, 2021” and replacing it with “December 1, 2021”.

2.            Ratification.

a.          Each Dealer hereby ratifies and confirms the IFA, as amended hereby, and each other Loan Document executed by such Dealer in all respects.  All terms and provisions of the Loan Documents not specifically amended by this Amendment shall remain unchanged and in full force and effect.

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b.          Each Guarantor hereby (i) ratifies and confirms each of such Guarantor’s guaranty, including, without limitation, that certain (i) the Seventh Amended and Restated Collateralized Guaranty dated February 11, 2020 executed by Holdings in favor of Agent, (ii) Fifth Amended and Restated Collateralized Guaranty dated February 11, 2020 executed by Parent in favor of Agent, (iii) Amended and Restated Collateralized Guaranty dated February 11, 2020 by PubCo in favor of Agent, (iv) Third Amended and Restated Guaranty dated June 14, 2018 executed by Philip Austin Singleton, Jr. in favor of Agent, and (v) Third Amended and Restated Guaranty dated June 14, 2018 executed by Anthony Aisquith in favor of Agent (each such guaranty referred to in clauses (i) through (v) above, a “Guaranty,” and collectively, the “Guaranties”), each other Loan Document executed by such party in all respects, (ii) agree such Guaranty and each other Loan Document executed by such party shall remain in full force and effect, (iii) agree that all of Dealers’ obligations under the IFA and other Loan Documents are guaranteed by such Guaranty, and (iv) represent and covenant to and with Agent that such Guarantor has no defense, claim, right of recoupment, or right of offset against Agent under such Guaranty.

3.             References. Each reference in the Loan Documents to the IFA shall be deemed to refer to the IFA as amended by this Amendment.

4.          Conditions Precedent to Effectiveness of Amendment.  This Amendment shall not be effective unless and until each of the following conditions precedent has been satisfied or waived in the sole and absolute discretion of Agent:

a.            Agent shall have received a copy of this Amendment, duly executed by Lenders, Dealers and Guarantors.

5.           Release. In consideration of the agreements of Agent and Lenders contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor and each Dealer (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the IFA, or any of the other Loan Documents, including, without limitation, the Guaranties, or transactions thereunder or related thereto.

6.         Governing Law. This Amendment shall be governed by the internal laws of the State of Illinois without reference to the conflicts of laws principles thereof.

7.          Assignment. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their participants, successors and assigns.

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8.         Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.  This Amendment may be executed by any party to this Amendment by original signature or facsimile signature.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

ONEWATER MARINE INC.
ONE WATER MARINE HOLDINGS, LLC, and
ONE WATER ASSETS & OPERATIONS, LLC

By:	/s/ Philip Austin Singleton, Jr.
Name:	Philip Austin Singleton, Jr.
Title:	Chief Executive Officer

LEGENDARY ASSETS & OPERATIONS, LLC,
SINGLETON ASSETS & OPERATIONS, LLC,
SOUTH FLORIDA ASSETS & OPERATIONS, LLC,
MIDWEST ASSETS & OPERATIONS, LLC,
SOUTH SHORE LAKE ERIE ASSETS & OPERATIONS, LLC, and
BOSUN’S ASSETS & OPERATIONS, LLC

By:	/s/ Philip Austin Singleton, Jr.
Name:	Philip Austin Singleton, Jr.
Title:	Manager

/s/ Philip Austin Singleton, Jr.	/s/ Anthony Aisquith

Philip Austin Singleton, Jr., as Guarantor	Anthony Aisquith, as Guarantor

[Signature Page to the Fourth Amendment to 6th A&R IFA]

WELLS FARGO COMMERCIAL DISTRIBUTION
FINANCE, LLC, as Agent and Lender

By:	/s/ Thomas M. Adamski
Name:	Thomas M. Adamski
Title:	VP Credit

[Signature Page to the Fourth Amendment to 6th A&R IFA]

LENDERS:

UNITED COMMUNITY BANK

By:	/s/ David L. Shelnutt
Name:	David L. Shelnutt
Title:	SVP

STERLING NATIONAL BANK

By:	/s/ Mark J. Long
Name:	Mark J. Long
Title:	Managing Director

HANCOCK BANK

By:	/s/ Jennifer Pelham
Name:	Jennifer Pelham
Title:	Senior Vice President

RENASANT BANK

By:	/s/ Paul Walker
Name:	Paul Walker
Title:	SVP

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Robert D. Moore
Name:	Robert D. Moore
Title:	Senior Vice President

[Signature Page to the Fourth Amendment to 6th A&R IFA]

IBERIA BANK, a division of First Horizon Bank

By:	/s/ Donald W. Dobbins, Jr.
Name:	Donald W. Dobbins, Jr.
Title:	SVP

ROCKLAND TRUST COMPANY

By:	/s/ Steven J. Ingalls
Name:	Steven J. Ingalls
Title:	Vice President

CENTENNIAL BANK

By:	/s/ Thomas B. Dix III
Name:	Thomas B. Dix III
Title:	Vice President

TRUIST BANK

By:	/s/ Michael Dembski
Name:	Michael Dembski
Title:	Director

[Signature Page to the Fourth Amendment to 6th A&R IFA]